Share capital	9 Months Ended
Sep. 30, 2026
Equity [Abstract]
Share capital	Share capital
During the three months ended September 30, 2026, 2,359,703 shares were redeemed by the Company under the share buyback program for a total consideration of $400.0 million. On September 30, 2026, the Company had remaining authorization to repurchase up to $350.0 million of ordinary shares under the share repurchase program.

Share redemption activity for the nine months ended September 30, 2026 is set out below:

	Total number of shares purchased	Average price paid per share	Total number of shares purchased as part of publicly announced program	Approximate dollar value of shares that may yet be purchased under the program (in millions)
September 9/9/2026 - 9/29/2026	2,359,703	$169.51	2,359,703	$350.0
	2,359,703	$169.51	2,359,703

On October 20, 2026, the Board of Directors of the Company ("Board") approved an increase in the share buyback authorization, bringing the total amount available for repurchases under the program up to $750.0 million. As of October 27, 2026, the Company has remaining authorization to repurchase up to $750.0 million of ordinary shares under the share repurchase program.

During the year ended December 31, 2025, 4,504,330 ordinary shares were redeemed by the Company under this repurchase program for a total consideration of $750.0 million.

Share redemption activity for the year ended December 31, 2025 is set out below:

	Total number of shares purchased	Average price paid per share	Total number of shares purchased as part of publicly announced program	Approximate dollar value of shares that may yet be purchased under the program (in millions)
March 3/12/2025 - 3/19/2025	1,360,537	$183.75	1,360,537	$750.0
June 6/13/2025 - 6/23/2025	1,717,181	$145.59	1,717,181	$500.0
August 8/15/2025 - 8/20/2025	560,100	$178.20	560,100	$900.2
September 9/10/2025 - 9/19/2025	866,512	$173.33	866,512	$750.0
	4,504,330	$166.51	4,504,330
Under the repurchase program, a broker purchased or may purchase the Company's shares from time to time on the open market or in privately negotiated transactions in accordance with agreed terms and limitations. The program was and may be in the future designed to allow share repurchases during periods when the Company would ordinarily not be permitted to do so because it may be in possession of material non-public or price-sensitive information or due to applicable insider trading laws or self-imposed trading blackout periods. The Company's instructions to the broker in such cases were or may in the future be irrevocable and the trading decisions in respect of the repurchase program were made or will be made independently of and uninfluenced by the Company. The Company confirms that on entering the share repurchase plans it had no material non-public, price-sensitive or inside information regarding the Company or its securities. Furthermore, the Company will not enter into additional plans whilst in possession of such information. The timing and actual number of shares acquired by way of the redemption will be dependent on market conditions, legal and regulatory requirements and the other terms and limitations contained in the program. In addition, acquisitions under the program may be suspended or discontinued in certain circumstances in accordance with the agreed terms. Therefore, there can be no assurance as to the timing or number of shares that may be acquired under the program.